UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2011
LIBERATOR MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2979 SE Gran Park Way, Stuart, Florida 34997

(Address of Principal Executive Offices)
(772) 287-2414

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On February 11, 2011, Liberator Medical Holdings, Inc., and its wholly-owned subsidiary, Liberator Medical Supply, Inc. (collectively, the “Company”), entered into a Committed Line of Credit agreement (the “Line of Credit Agreement”) with PNC Bank, National Association (the “Lender”). Pursuant to the Line of Credit Agreement, the Lender will provide a maximum of Eight Million Five Hundred Thousand Dollars ($8,500,000) of revolving credit secured by the Company’s personal property, including inventory and accounts receivable, and guaranteed by Liberator Medical Holdings’ Practica Medical Manufacturing, Inc., Liberator Health and Education Services, Inc., and Liberator Health and Wellness, Inc., subsidiaries. Interest is payable on any advance at LIBOR plus 2.75%. Advances under the Line of Credit Agreement are subject to a Borrowing Base Rider, which establishes a maximum percentage amount of the Company’s accounts receivable and inventory that can constitute the permitted borrowing base. The Line of Credit Agreement expires in February 2013.
The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Committed Line of Credit agreement, the Revolving Line of Credit Note, the Guaranty and Suretyship Agreements, and the Security Agreements between and among the Lender, the Company, and the Company’s subsidiaries, all of which are dated February 11, 2011, and copies of which are annexed to this Current Report as Exhibits 10.1 through 10.8.
A copy of the press release issued in connection with the Line of Credit Agreement is attached as Exhibit 99.1 to this Current Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)   Exhibits

Exhibit No.	Description

10.1	Letter Agreement dated February 11, 2011, by and among the Liberator Medical Holdings, Inc., Liberator Medical Supply, Inc., and PNC Bank, National Association
10.2	Revolving Line of Credit Note dated February 11, 2011, by and among Liberator Medical Holdings, Inc., Liberator Medical Supply, Inc., and PNC Bank, National Association
10.3	Borrowing Base Rider dated February 11, 2011, by and among Liberator Medical Holdings, Inc., Liberator Medical Supply, Inc., and PNC Bank, National Association
10.4	Security Agreement dated as of February 11, 2011, by and between Liberator Medical Holdings, Inc., and PNC Bank, National Association
10.5	Security Agreement dated as of February 11, 2011, by and between Liberator Medical Supply, Inc., and PNC Bank, National Association
10.6	Guaranty and Suretyship Agreement dated as of February 11, 2011, by and between Liberator Health and Education Services, Inc., and PNC Bank, National Association
10.7	Guaranty and Suretyship Agreement dated as of February 11, 2011, by and between Practica Medical Manufacturing, Inc., and PNC Bank, National Association
10.8	Guaranty and Suretyship Agreement dated as of February 11, 2011, by and between Liberator Health and Wellness, Inc., and PNC Bank, National Association
99.1	Press release issued by Liberator Medical Holdings, Inc., on February 14, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC. Registrant
Dated: February 16, 2011	/s/ Mark A. Libratore
Mark A. Libratore, President